                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /


Filed by a Party other than the Registrant /X/



Check the appropriate box:



/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 14a-11(c) or 14a-12



                 The Gabelli Convertible Securities Fund, Inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


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     (5)  Total fee paid:


          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:


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     (4)  Date Filed:


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


                      THE GABELLI CONVERTIBLE SECURITIES FUND, INC.


                                   One Corporate Center


                                Rye, New York 10580-1434


                                     (914) 921-5070


                            --------------------------------


                        NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



                               To Be Held on May 13, 1996


                            --------------------------------


        To the Shareholders of


        THE GABELLI CONVERTIBLE SECURITIES FUND, INC.



     Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Convertible Securities Fund, Inc. (the "Fund") will be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, on Monday, May 13, 1996, at 12:30 p.m., for the following purposes:



     1.  To elect nine Directors of the Fund (PROPOSAL 1);



     2. To ratify the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1996 (PROPOSAL
         2); and



     3. To consider and vote upon such other matters as may come before said Meeting or any adjournment thereof.



     These items are discussed in greater detail in the attached Proxy
Statement.



     The close of business on March 15, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.



     YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.



                                            By Order of the Directors



                                            JAMES E. MCKEE


                                            Secretary



                      , 1996

                      INSTRUCTIONS FOR SIGNING PROXY CARDS



     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.



     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.



     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.



     3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



                          REGISTRATION                                VALID SIGNATURE
       --------------------------------------------------   -----------------------------------
CORPORATE ACCOUNTS
(1)    ABC Corp..........................................   ABC Corp.
(2)    ABC Corp..........................................   John Doe, Treasurer
(3)    ABC Corp.
         c/o John Doe, Treasurer.........................   John Doe
(4)    ABC Corp., Profit Sharing Plan....................   John Doe, Trustee
TRUST ACCOUNTS
(1)    ABC Trust.........................................   Jane B. Doe, Trustee
(2)    Jane B. Doe, Trustee
         u/t/d 12/28/78..................................   Jane Doe
CUSTODIAN OR ESTATE ACCOUNTS
(1)    John B. Smith, Cust.
         f/b/o John B. Smith, Jr. UGMA...................   John B. Smith
(2)    John B. Smith.....................................   John B. Smith, Jr., Executor

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS


                                  May 13, 1996

                             ---------------------

                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of The Gabelli Convertible Securities Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on May 13, 1996, at 12:30 p.m., at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut, and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement.



     In addition to the solicitation of Proxies by mail, officers of the Fund and officers and regular employees of Gabelli Funds, Inc. and Furman Selz LLC, the Fund's investment adviser (the "Adviser") and administrator (the "Administrator"), respectively, affiliates of the Adviser and Administrator and other representatives of the Fund also may solicit proxies by telephone, telegraph or in person. In addition, the Fund has retained Georgeson and Company, Inc. to assist in the solicitation of Proxies for a fee estimated at $3,500 plus reimbursement of expenses. The costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Fund's most recent annual report is available upon request, without charge, by writing the Fund at One Corporate Center, Rye, New York, 10580-1434 or calling the Fund at (800) 422-3554.



     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the election of the nominees as Directors, FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders and FOR any other matters deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.


     In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted for rejection of any such item against any such adjournment.


     The close of business on March 15, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.



     Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 8,092,945 shares of the Fund outstanding.



     To the knowledge of the management of the Fund, no person owns of record or beneficially 5% or more of the shares of the Fund except that, as of March 15, 1996, Gabelli Funds, Inc., GAMCO Investors, Inc., Gabelli & Company, Inc. and Mario J. Gabelli beneficially own, in the aggregate, including shares as to which such persons have or share the power to vote or dispose, approximately
     % of the outstanding shares of the Fund.



     This Proxy Statement is first being mailed to shareholders on or about March 22, 1996.

                PROPOSAL 1:  TO ELECT NINE DIRECTORS OF THE FUND



     The first proposal to be submitted at the meeting will be the election of nine (9) Directors of the Fund, to hold office for a term not to exceed three years, as set forth below, and until his successor is elected and qualified. In order to be elected pursuant to Proposal 1, the nominees will need the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.



     The Board is divided into three classes. Each year the term of office of one class will expire and the successor or successors elected to such class will serve for a three-year term. The classes of directors are as indicated below:



                 Class I Directors (one-year term expiring in 1997):
      Dugald A. Fletcher         Anthony R. Pustorino           E. Val Cerutti
                 Class II Directors (two-year term expiring in 1998):
     Fleix J. Christiana        Mario J. Gabelli, CFA           Karl Otto Pohl
               Class III Directors (three-year term expiring in 1999):
     Anthony J. Colavita        Anthonie C. van Ekris         Salvatore J. Zizza



     Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy FOR the election of the nominees named below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the Directors of the Fund has served in such capacity since the April 1991 organizational meeting of the Fund.



                                    CLASS I



                                                                     NUMBER AND PERCENTAGE OF
                                                                     SHARES OF CAPITAL STOCK
                                   POSITION WITH THE FUND,             BENEFICIALLY OWNED**
                             BUSINESS EXPERIENCE DURING PAST FIVE     DIRECTLY OR INDIRECTLY
   NAME AND BUSINESS                        YEARS,                              ON
        ADDRESS                   AGE AND DATE TERM EXPIRES               MARCH 15, 1996
------------------------  ------------------------------------------ ------------------------
*DUGALD A. FLETCHER       Director of the Fund. President, Fletcher         9,067 Shares***
 One Corporate Center     & Company, Inc.; Director (since 1989) and
 Rye, NY 10580-1434       Chairman (since February 1991) of Binnings
                          Building Products, Inc.; Member of
                          Advisory Board, Gabelli & Rosenthal, LP.
                          Mr. Fletcher is 67 years old. (1997) (2)

ANTHONY R. PUSTORINO      Director of the Fund. Certified Public            3,284 Shares***
One Corporate Center      Accountant. Professor of Accounting, Pace
Rye, NY 10580-1434        University, since 1965. Mr. Pustorino is
                          70 years old. (1997)
                          (1)(2)(3)(4)(5)(7)(10)(11)(13)

E. VAL CERUTTI            Director of the Fund. Chief Executive             2,443 Shares***
One Corporate Center      Officer of Cerutti Consultants, Inc.;
Rye, NY 10580-1434        Former President and Chief Operating
                          Officer of Stella D'oro Biscuit Company
                          (through 1992); Adviser, Iona College
                          School of Business; Director of Lynch
                          Corporation. Mr. Cerutti is 57 years old.
                          (1997) (9)

     The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified.



                                    CLASS II



                                                                     NUMBER AND PERCENTAGE OF
                                                                     SHARES OF CAPITAL STOCK
                                   POSITION WITH THE FUND,             BENEFICIALLY OWNED**
                             BUSINESS EXPERIENCE DURING PAST FIVE     DIRECTLY OR INDIRECTLY
   NAME AND BUSINESS                        YEARS,                              ON
        ADDRESS                   AGE AND DATE TERM EXPIRES               MARCH 15, 1996
------------------------  ------------------------------------------ ------------------------
*MARIO J. GABELLI, CFA    Chairman of the Board and President of the       86,348 Shares***
 One Corporate Center     Fund; Chairman of the Board, Chief
 Rye, NY 10580-1434       Executive Officer and Chief Investment
                          Officer of Gabelli Funds, Inc.; Chief
                          Investment Officer of GAMCO Investors,
                          Inc., Chairman of the Board and Chief
                          Executive Officer of Lynch Corporation;
                          Director of The Morgan Group, Inc. and
                          Spinnaker Industries, Inc. Mr. Gabelli is
                          53 years old. (1998) (1)(2)(3)
                          (4)(5)(6)(7)(8)(9)(10)(11)(12)

FELIX J. CHRISTIANA       Director of the Fund. Retired; formerly          11,000 Shares***
One Corporate Center      Senior Vice President of Dollar Dry Dock
Rye, NY 10580-1434        Savings Bank. Mr. Christiana is 70 years
                          old. (1998) (1)(2)(3)(4)(5)(8)(10)

*KARL OTTO POHL           Director of the Fund. Partner of Sal                  0 Shares
 One Corporate Center     Oppenheim Jr. & Cie (private investment
 Rye, NY 10580-1434       bank); Former President of the Deutsche
                          Bundesbank and Chairman of its Central
                          Bank Council from 1980 through 1991;
                          Currently Board Member of IBM World Trade
                          Europe/Middle East/Africa Corp.;
                          Bertelsmann AG, Zurich Versicherungs-
                          Gesellschaft (insurance); the
                          International Advisory Board for JP Morgan
                          & Co.; Supervisory Board Member of Royal
                          Dutch (petroleum company) ROBECo/o Group;
                          Advisory Director of Unilever N.V. and
                          Unilever Deutschland; German Governor,
                          International Monetary Fund from 1980
                          through 1991; and Board Member, Bank for
                          International Settlements from 1980
                          through 1991. Mr. Pohl is 66 years old.
                          (1998)
                          (1)(2)(3)(4)(5)(6)(7)(9)(10)(11)(12)

                                   CLASS III



                                                                     NUMBER AND PERCENTAGE OF
                                                                     SHARES OF CAPITAL STOCK
                                   POSITION WITH THE FUND,             BENEFICIALLY OWNED**
                             BUSINESS EXPERIENCE DURING PAST FIVE     DIRECTLY OR INDIRECTLY
   NAME AND BUSINESS                        YEARS,                              ON
        ADDRESS                   AGE AND DATE TERM EXPIRES               MARCH 15, 1996
------------------------  ------------------------------------------ ------------------------
ANTHONY J. COLAVITA       Director of the Fund. President and              20,788 Shares***
One Corporate Center      Attorney at Law in the law firm of Anthony
Rye, NY 10580-1434        J. Colavita, P.C. Mr. Colavita is 61 years
                          old. (1999) (1)
                          (2)(3)(5)(6)(7)(8)(9)(11)(12)(14)

ANTHONIE C. VAN EKRIS     Director of the Fund. Managing Director of       10,539 Shares***
One Corporate Center      Balmac International, Ltd. Director of
Rye, NY 10580-1434        Spinnaker Industries, Inc.; Director of
                          Stahel Hardmeyer A.Z. (through present).
                          Mr. Van Ekris is 62 years old. (1999)
                          (1)(2)(5)(6)(8) (9)(11)(12)(14)

SALVATORE J. ZIZZA        Director of the Fund. President and Chief         7,621 Shares***
One Corporate Center      Executive Officer of The Lehigh Group Inc.
Rye, NY 10580-1434        (an electrical supply wholesaler). Mr.
                          Zizza is 50 years old. (1999)
                          (1)(2)(4)(10)

Directors and Officers
  as a Group                                                                          (     %)



------------



  * "Interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Gabelli is an "interested person" as a result of his employment as an officer of the Fund and the Adviser. Mr. Gabelli is a registered representative of an affiliated broker-dealer. Mr. Pohl receives fees from Gabelli Funds, Inc. but has no obligation to provide any services to it. Although this relationship does not appear to require designation of Mr. Pohl as an "interested person," the Fund has made such designation in order to avoid the possibility that Mr. Pohl's independence would be questioned. Mr. Fletcher may be an "interested person" as a result of his association with Binnings Building Products, Inc., an entity controlled by Gabelli & Rosenthal Partners, L.P. an affiliate of the Adviser.



  ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.


 *** Less than 1%.
(1) Trustee of The Gabelli Asset Fund.
(2) Trustee of The Gabelli Growth Fund.
(3) Director of The Gabelli Value Fund Inc.

(4) Director of The Gabelli Equity Trust Inc.

(5) Director of Gabelli Equity Series Funds, Inc.

(6) Trustee of The Gabelli Money Market Funds.

(7) Director of Gabelli Investor Funds, Inc.


     The Fund pays each Director not affiliated with the the Adviser or its affiliates, a fee of $3,000 per year plus $500 per meeting attended in person, together with the Director's actual out-of-pocket expenses relating to attendance at meetings. The aggregate remuneration paid by the Fund to such Directors during the fiscal year ended December 31, 1995, amounted to $40,000.


(8) Director of Gabelli Global Series Funds, Inc.
(9) Director of Gabelli Gold Fund, Inc.
(10) Director of Gabelli Global Multimedia Trust Inc.
(11) Director of The Gabelli Capital Series Funds, Inc.
(12) Director of Gabelli International Growth Fund, Inc.


(13) Trustee of The Treasures Fund


(14) Trustee of the Westwood Funds

     During the year ended December 31, 1995, the Directors of the Fund met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member. Felix J. Christiana and Anthony R. Pustorino serve on the Fund's Audit Committee and these Directors are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Fund. During the fiscal year ended December 31, 1995, the Audit Committee met twice.



     The Directors serving on the Fund's Nominating Committee are Anthony J. Colavita (Chairman) and Salvatore J. Zizza, neither of whom are "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee did not meet during the fiscal year ended December 31, 1995. The Fund does not have a standing compensation committee.



     Bruce N. Alpert, Vice President and Treasurer of the Fund and James E. McKee, Secretary of the Fund, are the only executive officers of the Fund not included in the listing of Directors above. Mr. Alpert is 44 years old and has served as an officer of the Fund since its inception. Since June 1988, he has served as Vice President and Chief Financial and Administrative Officer of the Investment Advisory Division of the Adviser; and he currently serves as an officer for each mutual fund managed by the Adviser or Teton Advisers LLC. Mr. McKee is 32 years old and has served as Secretary of the Fund since August 16, 1995. He has served as Vice President and General Counsel of GAMCO Investors, Inc. since 1993 and of Gabelli Funds, Inc. since August 1995. Mr. McKee also serves as Secretary for each mutual fund managed by the Adviser or Teton Advisers LLC. From 1992 through 1993 Mr. McKee served as Branch Chief with the U.S. Securities and Exchange Commission in New York. From 1989 through 1992 he served as a staff attorney with the U.S. Securities and Exchange Commission in New York. The business address of each of these officers is One Corporate Center, Rye, New York 10580-1434.

     The following table sets forth certain information regarding the compensation of the Fund's directors and officers. Officers of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.


                               COMPENSATION TABLE

                      FISCAL YEAR ENDED DECEMBER 31, 1995



                                                 PENSION OR
                                                 RETIREMENT                     TOTAL COMPENSATION
                                AGGREGATE         BENEFITS       ESTIMATED        FROM THE FUND
                               COMPENSATION      ACCRUED AS        ANNUAL        COMPLEX PAID TO
                                 FROM THE       PART OF FUND     RETIREMENT       DIRECTORS AND
NAME OF PERSON AND POSITION        FUND           EXPENSES        BENEFITS           OFFICER*
---------------------------    ------------     ------------     ----------     ------------------
MARIO J. GABELLI                       0           0               N/A                      0
Chairman of the Board
E. VAL CERUTTI                    $5,000           0               N/A               $  7,000(2)
Director
FELIX J. CHRISTIANA               $5,000           0               N/A               $ 71,500(9)
Director
ANTHONY J. COLAVITA               $5,000           0               N/A               $ 65,763(2)
Director
DUGALD A. FLETCHER                $5,000           0               N/A               $ 13,000(2)
Director
KARL OTTO POHL                    $5,000           0               N/A               $ 80,253(15)
Director
ANTHONY R. PUSTORINO              $5,000           0               N/A               $ 81,003(10)
Director
ANTHONIE C. VAN EKRIS             $5,000           0               N/A               $ 45,253(10)
Director
SALVATORE J. ZIZZA                $5,000           0               N/A               $ 40,000(5)
Director


------------


 * Represents the total compensation paid to such persons during the calendar year ended December 31, 1995 by investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.



REQUIRED VOTE



     In the election of Directors of the Fund, those candidates receiving the highest number of votes cast at the Meeting if a quorum is present shall be elected to the nine positions.

          PROPOSAL 2: TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP
                   AS THE INDEPENDENT ACCOUNTANTS OF THE FUND


                     FOR THE YEAR ENDING DECEMBER 31, 1996



     Upon recommendation by the Audit Committee, Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected by the vote of a majority of those Directors who are not "interested persons" of the Fund to serve as independent accountants for the Fund's fiscal year ending December 31, 1996. Price Waterhouse LLP has advised the Fund that it is independent with respect to the Fund in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission (the "Commission").



     Representatives of Price Waterhouse LLP are expected to be present at the Meeting to answer appropriate questions and will be given the opportunity to make a statement if they so desire.


REQUIRED VOTE


     Ratification of the selection of Price Waterhouse LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Fund represented at the Meeting if a quorum is present.



     THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE FUND FOR THE YEAR ENDING DECEMBER 31, 1996.



THE INVESTMENT ADVISER



     Gabelli Funds, Inc. acts as investment adviser to the Fund. The business address of Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434.


COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Exchange Act requires the Fund's officers and Directors, and persons who own more than ten percent of a registered class of the Fund's securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Officers, Directors and greater than ten percent shareholders are required by Commission regulation to furnish the Fund with copies of all Section (16)(a) forms they file.



     Based solely on its review of the copies of such forms received by it, the Fund believes that during 1995, its officers, Directors and shareholders holding greater than ten percent of the shares of the Fund complied with all applicable filing requirements under the Exchange Act.


BROKER NON-VOTES AND ABSTENTIONS

     If a proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. The election of Directors (Proposal 1) requires that each candidate receives the highest number of votes cast at the Meeting; therefore, abstentions will be disregarded. The ratification of Price Waterhouse LLP as independent accountants of the Fund (Proposal 2) requires the affirmative vote of a majority of the votes cast at the Meeting; therefore, abstentions will be disregarded.



     Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund's Semi-Annual Report for the period ended June 30, 1996.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS


     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1997, must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting not later than November 1, 1996.


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

                                                                   For All
                                                  For   Withhold    Except
1.) To elect nine Directors of The Gabelli
    Convertible Securities Fund, Inc.             / /      / /       / /


Class I: E. Val Cerutti, Dugald A. Fletcher and Anthony R. Pustorino.
Class II: Felix J. Christiana, Mario J. Gabelli and Karl Otto Pohl.
Class III: Anthony J. Colavita, Anthonie E. van Ekris and Salvatore J. Zizza.

If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                                            For   Against   Abstain
2.) To ratify the selection of Price Waterhouse LLP
    as the independent accountants of The Gabelli           / /    / /       / /
    Convertible Securities Fund, Inc. for the year
    ending December 31, 1996:

3.) To consider and vote upon such other matters as may come before said Meeting or any adjournment thereof.



       RECORD DATE SHARES:
--------------------------------------------------------------------

                           REGISTRATION

--------------------------------------------------------------------

--------------------------------------------
 Please be sure to sign and date         Date                    Mark box at right if comments or address        / /
   this Proxy.                                                   changes have been noted on the reverse side
                                                                 of this card.

--------------------------------------------                    ------------------------------------------
Shareholder sign here                                           Co-owner sign here


-----------------------------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD


                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.

Dear Shareholder:


     Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.


     Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

     Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

     Your vote must be received prior to the Annual Meeting of Shareholders, May 13, 1996.

     Thank you in advance for your prompt consideration of these matters.

                                        Sincerely,

                                        The Gabelli Convertible Securities Fund,
                                        Inc.

                 THE GABELLI CONVERTIBLE SECURITIES FUND, INC.
               THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS


    The undersigned hereby appoints Mario J. Gabelli, Anthony R. Pustorino and Felix J. Christiana, Bruce N. Alpert and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible Securities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at The Annual Meeting of Shareholders of the Fund to be held at the Cole Auditorium, Greenwich Public Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on May 13, 1996 at 12:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.



    A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


    This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the nominees as directors and FOR Proposal 2. Please refer to the Proxy Statement for a discussion of the proposals.
--------------------------------------------------------------------------------
   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------
     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners may sign individually. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

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